THE ADVISORS' INNER CIRCLE FUND

                           CRA REALTY SHARES PORTFOLIO


                       SUPPLEMENT DATED SEPTEMBER 29, 1998
                    TO THE PROSPECTUS DATED FEBRUARY 27, 1998


         The Prospectus, dated February 27, 1998, for the CRA Realty Shares Portfolio (the "Portfolio") is hereby amended and supplemented as follows:

At the end of the section "THE ADVISER," add the following paragraph:

         On September 11, 1998 it was announced that CRA Real Estate Securities, L.P. ("CRA"), the Fund's investment adviser, and ING Group, the parent of Nationale-Nederlanden Interfinance, B.V. and its subsidiaries (collectively, "ING"), have signed a definitive agreement for the acquisition of CRA by ING. Subject to certain conditions being met, it is currently anticipated that CRA will be acquired by ING by the end of October 1998.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE




CRA-F-001-03